Kin Chiu Development Acquisition	12 Months Ended
Mar. 31, 2026
Kin Chiu Development Acquisition [Abstract]
Kin Chiu Development Acquisition

17. Kin Chiu Development Acquisition

On November 17, 2025, the Company acquired 100% of the equity of Kin Chiu Development, a construction execution entity, from Lam Ngo Chiu, the Company’s CEO and Kin Chiu Development’s former owner, for nominal consideration of HK$1. The Company determined that KCD is a VIE, as its equity at-risk is insufficient to finance its operations without additional subordinated financial support, and that the Company is the primary beneficiary, as it has both the power to direct Kin Chiu Development ’s significant activities and the obligation to absorb losses or right to receive benefits through its 100% equity ownership. Accordingly, the Company consolidates Kin Chiu Development.

The Company further determined that KCD does not meet the definition of a business under ASC 805, as substantially all of the fair value of the assets acquired was concentrated in a single asset group (property and equipment). Consistent with ASC 810-10-30-3, the assets acquired and liabilities assumed were recognized and measured at fair value using the guidance in ASC 805-20, as follows:

Asset / Liability	Allocated Cost
Cash	$1,763
Property and equipment*	$26,521
Total assets	$28,284

Accrued and other payables	$26,061
Total liabilities	$26,061

Net assets acquired	$2,223
Consideration transferred	$-
Gain recognized (other income)	$2,223

*	Details refer to Note 7 disclosure for Property, Plant and Equipment, net.

As nominal consideration was effectively paid, the Company recognized a gain of $2,223, representing the excess of the fair value of net assets acquired over consideration transferred, within other income. The acquisition was determined to be immaterial to the Company’s consolidated financial statements.